Exhibit (j)
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                      CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in this Registration
Statement on Form N-1A of our report dated December 31, 2001, relating to the financial statements and financial highlights which appears in the November 30, 2001 Annual Report to Shareholders of Sentinel Group Funds, Inc. and Sentinel Pennsylvania Tax-Free Trust, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Accountants" and "General Information" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
New York, New York
March 29, 2002